Transactions with Related Parties	12 Months Ended
Dec. 31, 2014
Transactions with Related Parties [Abstract]
Related Party Transactions Disclosure [Text Block]
Transactions with Related Parties

A substantial portion of the Partnership’s general and administrative expenses and certain costs capitalized by the Partnership are paid by AFCA 2 or an affiliate and are reimbursed by the Partnership. The capitalized costs are typically incurred in connection with the acquisition or reissuance of certain mortgage revenue bonds, acquisition of PHC Certificates and MBS, debt financing transactions, and other capital transactions. The amounts in the following table represent cash payments to reimburse AFCA 2 or an affiliate for such expenses.

	2014	2013	2012
Reimbursable salaries and benefits	$1,599,294	$1,146,754	$1,320,968
Other expenses	975	3,488	6,221
Insurance	227,265	228,701	207,203
Professional fees and expenses	208,648	216,962	212,895
Consulting and travel expenses	1,697	434	3,390
	$2,037,879	$1,596,339	$1,750,677

AFCA 2 is entitled to receive an administrative fee from the Partnership equal to 0.45% per annum of the outstanding principal balance of any of its mortgage revenue bonds, taxable loans collateralized by real property, and other investments for which the owner of the financed property or other third party is not obligated to pay such administrative fee directly to AFCA 2. For the years ended December 31, 2014, 2013, and 2012, the Partnership paid administrative fees to AFCA 2 of approximately $2.0 million, $1.5 million, and $948,000, respectively.  In addition to the administrative fees paid directly by the Partnership, AFCA 2 receives administrative fees directly from the owners of properties financed by certain of the mortgage revenue bonds held by the Partnership.  These administrative fees also equal 0.45% per annum of the outstanding principal balance of these mortgage revenue bonds and totaled approximately $138,000, $144,000, and $133,000, in 2014, 2013, and 2012, respectively. Additionally, in connection with the sale of Eagle Ridge, the property paid accrued and deferred administrative fees to AFCA2 totaling approximately $71,000 in 2012. Although these third party administrative fees are not Partnership expenses, they have been reflected in the accompanying consolidated financial statements of the Company as a result of the consolidation of the VIEs.  Such fees are payable by the financed property prior to the payment of any contingent interest on the mortgage revenue bonds secured by these properties.  If the Partnership were to acquire any of these properties in foreclosure, it would assume the obligation to pay the administrative fees relating to mortgage revenue bonds on these properties.

AFCA 2 earns mortgage placement fees in connection with the acquisition of mortgage revenue bonds by the Company.  These mortgage placement fees were paid by the owners of the respective property or the third party seller of the respective bonds and, accordingly, have not been reflected in the accompanying consolidated financial statements because these properties are not considered Consolidated VIEs. In 2012, the Company executed an investment placement agreement with AFCA 2 in connection with the Company’s acquisition of the PHC Certificates. AFCA 2 received a fee of $653,000 in July 2012 from the Company in connection with this agreement which was recorded into the cost basis of the PHC Certificates and is being amortized against interest income on an effective yield basis. The Company executed separate investment placement agreements with AFCA 2 in connection with the Company’s acquisition of the Arbors at Hickory Ridge mortgage revenue bond and the acquisition of mortgage-backed securities. In connection with the Arbors of Hickory Ridge bond placement agreement, AFCA 2 received an origination fee of $100,000 which has been recorded into the cost basis of the mortgage revenue bond and is being amortized against interest income on an effective yield basis. In connection with the mortgage-backed securities agreement, AFCA 2 received an origination fee of approximately $316,000 which has been recorded into the cost basis of the mortgage-backed securities and is being amortized against interest income on an effective yield basis. These investment placement fees are consistent with the mortgage placement fees that AFCA 2 has earned in connection with the acquisition of mortgage revenue bonds by the Company. Investment/mortgage placement fees earned by AFCA 2 totaled approximately $1.7 million, $1.2 million, and $1.4 million, in 2014, 2013, and 2012, respectively.

The Partnership executed a Developer and Construction Management Agreement with two affiliates of AFCA 2 during the second quarter of 2013 in connection with the mixed-use development at the University of Nebraska - Lincoln (Note 8). These affiliates received approximately $672,000 in the first twelve months of 2013 under the terms of this Agreement. An affiliate of AFCA 2 acts as a placement advisor to the borrowers under the mortgage revenue bonds at the time they are acquired by the Company.  Any and all advisory fees are paid by the borrower of the respective bonds and, accordingly, have not been reflected in the accompanying consolidated financial statements.

An affiliate of AFCA 2, America First Property Management Company, L.L.C. (“Properties Management”) was retained to provide property management services for Ashley Square, Iona Lakes (bond sold in 2013), Arboretum, Bent Tree, Churchland (MF Property sold in 2012), Lake Forest, Fairmont Oaks, DeCordova, Eagle Ridge (MF Property sold in 2012), Eagle Village, The Colonial (f/k/a Maples on 97th), Meadowview, Crescent Village, Willow Bend, Post Woods, Glynn Place, Greens at Pine Glen, Cross Creek, Weatherford, and Woodland Park. The management fees paid to Properties Management amounted to approximately $1.3 million in 2014, $1.2 million in 2013, and $1.2 million in 2012. For the Consolidated VIEs, these management fees are not Partnership expenses but are recorded by each applicable VIE entity and, accordingly, have been reflected in the accompanying consolidated financial statements. Such fees are paid out of the revenues generated by the properties owned by the Consolidated VIEs prior to the payment of any interest on the mortgage revenue bonds and taxable loans held by the Partnership on these properties. For the MF Properties, these management fees are considered real estate operating expenses.

An affiliate of AFCA 2 acts as an origination advisor and consultant to the borrowers when mortgage revenue bonds and financing facilities are acquired by the Company. For 2014 and 2013, approximately $1.4 million and $752,000, respectively, in origination fees were paid to this affiliate by the borrower of certain acquired bonds and have not been reflected in the accompanying consolidated financial statements. In 2014, approximately $300,000 in consulting and origination fees were paid by the Company to this affiliate related to a mortgage revenue bond acquisition and the M31 TEBS Financing facility.

The owners of two limited-purpose corporations which own multifamily residential properties financed with mortgage revenue bonds and taxable loans held by the Company are employees of Burlington who are not involved in the operation or management of the Company and who are not executive officers or managers of Burlington.